UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

V.I. Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MASSACHUSETTS 02472

Dear Stockholder:

We cordially invite you to attend a special meeting of stockholders of V.I. Technologies, Inc. (the “Company”). The special meeting will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on February 12, 2004 at 10:00 a.m. local time for the following purposes:

1. To approve the sale and issuance, in a private placement to certain investors, of up to 11,111,111 shares of our common stock at a purchase price of $0.90 per share, options to purchase up to an additional 2,777,778 shares of our common stock at a purchase price of $0.90 per share, and warrants to purchase up to an additional 4,994,444 shares of our common stock at an exercise price of $1.32 per share (the “Private Placement”), in exchange for aggregate gross proceeds payable to the Company at the closing of up to $10,000,000;

2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

The proposal to authorize the issuance of the common stock, options and warrants in the private placement is discussed in more detail in the attached proxy statement. Please read the attached proxy statement carefully. Only stockholders who owned shares at the close of business on January 23, 2004, the record date set by our Board of Directors for the special meeting, are entitled to attend and vote at the special meeting or any adjournment of the special meeting.

You are urged to attend the special meeting in person, but, if you are unable to do so, the board of directors would appreciate the prompt return of the enclosed proxy card, dated and signed or, if your proxy card or voting instruction form so indicates, your prompt vote electronically via the Internet or telephone. We encourage you to vote electronically if you have that option. You may revoke your proxy at any time before it is exercised, and your proxy will not be exercised if you attend the special meeting and vote in person.

By Order of the Board of Directors,

Thomas T. Higgins

Secretary

Watertown, Massachusetts

January 28, 2004

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY PROMPTLY.

V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MASSACHUSETTS 02472

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 12, 2004

TIME:	10:00 a.m. local time
DATE:	February 12, 2004
PLACE:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111

PURPOSES:

1.	To approve the sale and issuance, in a private placement to certain investors, of up to 11,111,111 shares of our Common Stock at a purchase price of $0.90 per share, Options to purchase up to 2,777,778 shares of our Common Stock at a purchase price of $0.90 per share, and Warrants to purchase up to an additional 4,994,444 shares of our Common Stock at an exercise price of $1.32 per share, in exchange for aggregate gross proceeds payable to the Company at the closing of up to $10,000,000, and

2.	To consider any and all other matters that may properly come before the special meeting or any adjournment thereof.

WHO MAY VOTE:

You may vote if you were the record owner of V.I. Technologies, Inc. common stock at the close of business on January 23, 2004. A list of stockholders of record will be available at the special meeting and during the 10 days prior to the special meeting, at the office of the Secretary at the Company’s address above.

Watertown, Massachusetts

January 28, 2004

BY ORDER OF THE BOARD OF DIRECTORS

Thomas T. Higgins
Secretary

V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MASSACHUSETTS 02472

PROXY STATEMENT FOR THE V.I. TECHNOLOGIES, INC.

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 12, 2004

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING

Why am I receiving this proxy statement?

This proxy statement describes the proposal on which the Board of Directors of V.I. Technologies, Inc. would like you, as a stockholder, to vote at a special meeting of the stockholders of the Company, which will take place on February 12, 2004. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about January 28, 2004 to all stockholders of record entitled to vote at the special meeting.

In this proxy statement, we refer to V.I. Technologies, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at the special meeting of stockholders?

Stockholders who owned shares of our common stock on January 23, 2004 may attend and vote at the special meeting. Each share is entitled to one vote. There were 41,589,188 shares of the Company’s common stock outstanding on January 23, 2004. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership by Management and Principal Stockholders” on pages 11–13 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Mr. Thomas Higgins and Ms. Chithra Baylis, Chief Financial Officer and Controller, respectively, of the Company, as your representatives at the special meeting. By completing and returning the proxy card, you are authorizing Mr. Higgins and Ms. Baylis to vote your shares at the special meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the special meeting. Even if you plan to attend the special meeting, it is a good idea to complete and return your proxy card before the special meeting date just in case your plans change. If a proposal comes up for vote at the special meeting that is not on the proxy card, Mr. Higgins and Ms. Baylis will vote your shares, under your proxy, according to their best judgment.

If your proxy card or instructions form so indicates, you may submit your proxy electronically via the Internet or telephone. You are encouraged to vote electronically, if you have that option.

What am I voting on?

You are being asked to authorize the sale and issuance, in a private placement to certain investors, of up to 11,111,111 shares of our common stock at a purchase price of $0.90 per share, options to purchase up to an additional 2,777,778 shares of our common stock at a purchase price of $0.90 per share and warrants to purchase up to an additional 4,994,444 shares of our common stock at an exercise price of $1.32 per share (the “Private Placement”), in exchange for aggregate gross proceeds payable to the Company at the closing of up to $10,000,000.

The Board of Directors has authorized the issuance of shares of common stock, options and warrants by the Company for purposes of the Private Placement. We will also transact any other business that properly comes before the special meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that the stockholders vote “for” the proposal.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on January 23, 2004 your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the special meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the special meeting. Stockholders of record may also submit their proxies through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions or by telephone by calling the toll-free number 1-800-PROXIES and following the recorded instructions or by voting in person at the special meeting. Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card or vote electronically via the Internet or telephone to ensure that your vote is counted. You are encouraged to vote electronically if you have that option.

Beneficial Owner

If on January 23, 2004 your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in

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street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the special meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the special meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the special meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the special meeting.

How do I vote?

(1) You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of Mr. Higgins and Ms. Baylis if a proposal comes up for a vote at the special meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	to approve the issuance of shares of common stock, options and warrants, and

•	according to the best judgment of Mr. Higgins and Ms. Baylis if a proposal comes up for a vote at the special meeting that is not on the proxy card.

(2) You may vote by telephone.

Stockholders of record may submit their proxies by telephone by calling the toll-free number 1-800-PROXIES and following the recorded instructions. You are encouraged to vote electronically.

(3) You may vote by the Internet.

Stockholders of record may submit their proxies through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions. You are encouraged to vote electronically.

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. A number of brokers and banks are participating in a program provided through ADP Investor

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Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those share telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting web site.

Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Standard Time, on February 11, 2004. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the special meeting.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

(4) You may vote in person at the special meeting.

We will pass out written ballots to anyone who wants to vote at the special meeting. However, if you hold your shares in street name, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards or vote electronically using all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the special meeting. You may do this by:

•	sending a written notice to the Secretary of the Company, Mr. Thomas Higgins, stating that you would like to revoke your proxy of a particular date,

•	signing another proxy card with a later date and returning it before the polls close at the special meeting,

•	in the case of a stockholder who may properly vote electronically via the Internet or by telephone, by submitting a later vote using those same methods, or

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•	attending the special meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at the special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

Brokerage firms have authority under the rules of The Nasdaq Stock Market to vote customers’ unvoted shares on some “routine” matters. However, the proposal to approve the sale and issuance of common stock and warrants in a private placement is NOT a routine matter. Accordingly, your brokerage firm will not be permitted to vote your shares without instructions from you.

You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must request a legal proxy from your stockbroker in order to vote at the special meeting. We encourage you to provide instructions to your brokerage firm by giving your proxy to your broker. This ensures your shares will be voted at the special meeting.

If your shares are in your name and you do not sign and return your proxy card or vote electronically via the Internet or by telephone, your shares will not be voted unless you vote in person at the special meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on approving the sale and issuance of shares of common stock, options and warrants in a private placement.

How many stockholders are needed either in person or by proxy to hold the special meeting?

To hold the special meeting and conduct business, a majority of the Company’s outstanding shares entitled to vote as of January 23, 2004 must be present at the special meeting. This is called a quorum.

Shares are counted as present at the special meeting if the stockholder either:

•	is present and votes in person at the special meeting,

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•	has properly voted electronically via the Internet or by telephone, or

•	has properly submitted a proxy card.

How many votes are required to ratify the issuance of shares?

A majority of the shares present at the special meeting, in person or by proxy, and entitled to vote on the matter.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for approving the issuance of common stock, options and warrants. You are encouraged to vote electronically or by telephone.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting and will announce the final results in our quarterly report on Form 10-Q for the quarter ended March 27, 2004. We will file that report with the SEC, and you can obtain a copy by calling the SEC at 1-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also obtain a copy on the Internet at www.vitechnologies.com.

Who can help answer my questions?

You can call Thomas Higgins, our Chief Financial Officer, at (617) 926-1551 with any questions about proposals described in this proxy statement or how to execute your vote.

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PROXY STATEMENT

Our Board of Directors is soliciting proxies for the special meeting of stockholders to be held on February 12, 2004 at 10 a.m. local time at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the special meeting.

Our Board of Directors set January 23, 2004 as the record date for the special meeting. Stockholders who owned shares of common stock of V.I. Technologies, Inc. on that date are entitled to vote at and attend the special meeting. Each share is entitled to one vote. There were 41,589,188 shares of common stock of V.I. Technologies, Inc. outstanding as of the record date.

Voting materials, which include this proxy statement and the proxy card, will be mailed to stockholders on or about January 28, 2004.

General Information

This proxy statement is being provided and the accompanying proxy is being solicited by our Board of Directors for use at the special meeting of stockholders of V.I. Technologies, Inc. to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on February 12, 2004 at 10:00 a.m. local time, or at any adjournment or postponement of the special meeting, for the purposes set forth in this proxy statement. We are mailing this proxy statement and accompanying proxy card on or about January 28, 2004 to all our stockholders entitled to notice of, and to vote at, the special meeting. Our principal executive office is located at 134 Coolidge Avenue, Watertown, Massachusetts 02472, and our telephone number is (617) 926-1551.

Solicitation

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of our common stock held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Record Date, Voting Rights and Outstanding Shares

Only holders of record at the close of business on January 23, 2004 will be entitled to notice of, and to vote at, the special meeting. As of January 23, 2004 we had 41,589,188 shares of common stock outstanding. Each share of common stock is entitled to one vote on each proposal that will come before the special meeting. A majority of the outstanding shares of common stock will constitute a quorum at the special meeting. Abstentions and broker non-votes (as described below) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Broker Non-Votes

A broker non-vote occurs when a broker cannot vote a customer’s shares registered in the broker’s name because the customer did not send the broker instructions on how to vote on the matter. If the broker does not have instructions or is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a “broker non-vote.”

Voting via the Internet or by Telephone

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting web site (www.proxyvote.com).

Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Standard Time, on February 11, 2004. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the special meeting.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder.

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before the special meeting. It may be revoked by mailing to our Secretary, Thomas Higgins, at our principal executive offices, 134 Coolidge Avenue, Watertown, Massachusetts 02472, an instrument of revocation or a duly executed proxy bearing a later date. If a stockholder is permitted to vote electronically via the Internet or telephone, a proxy may be revoked by the submission of a later electronic proxy. A proxy may also be revoked by attendance at the special meeting and an election given to our Secretary to vote in person (subject to the restriction that a stockholder holding shares in street name must bring to the special meeting a legal proxy from the broker, bank or other nominee holding that stockholder’s shares that confirms that stockholder’s

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beneficial ownership of the shares and gives the stockholder the right to vote the shares). If not revoked, the proxy will be voted at the special meeting in accordance with the stockholder’s instructions. If no instructions are indicated, the proxy will be voted (i) FOR Proposal No. 1 to approve the sale and issuance, in a private placement to certain investors, of up to 11,111,111 shares of our common stock at a purchase price of $0.90 per share, options to purchase up to an additional 2,777,778 shares of our common stock at a price of $0.90 per share, and warrants to purchase up to an additional 4,994,444 shares of our common stock at an exercise price of $1.32 per share, in exchange for aggregate gross proceeds payable to the Company at the closing of up to $10,000,000; and (ii) in accordance with the judgment of the proxy holders as to any other matter that may properly come before the special meeting or any adjournment thereof.

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PROPOSAL 1

APPROVAL OF THE PRIVATE PLACEMENT

Stockholders are being asked to approve the sale and issuance, in a private placement to certain investors, of up to 11,111,111 shares of our common stock at a purchase price of $0.90 per share, options to purchase up to an additional 2,777,778 shares of our common stock at an exercise price of $0.90 per share, and warrants to purchase up to an additional 4,994,444 shares of our common stock at an exercise price of $1.32 per share. As more fully described below, we have received commitments from certain investors to purchase 7,332,219 shares of our common stock, options to purchase an additional 1,833,052 shares of our common stock and warrants to purchase an additional 3,295,828 shares of our common stock. We seek to obtain additional commitments to purchase 3,778,892 shares, 944,726 options and 1,698,616 warrants to purchase common stock.

Overview

During fiscal 2003, our management and Board of Directors recognized the need to obtain additional financing in order to continue funding current operations, including our clinical trials and research and development activities. We entered into discussions with several investment banking firms and, after careful evaluation of their credentials and capabilities, we selected a firm to assist us in our fundraising activities. In conjunction with that firm, we evaluated the strategic alternatives of a private placement and a public offering of our common stock. Our Board of Directors considered market conditions as well as the recommendations of the investment bank before determining that it would not be feasible to raise additional capital through a public offering. After extensive discussion of the general terms and conditions of private placements in general and in the life sciences industry in particular, our Board of Directors authorized us to pursue a private placement financing.

On December 15, 2003 we completed the funding of a private placement in the amount of $4,000,000 and issued 4,445,665 shares of our common stock, 1,111,658 options to purchase additional shares of common stock at $0.90 per share and 1,965,418 warrants to purchase additional shares of common stock at $1.32 per share. This financing was in alignment with the strategy adopted by the directors and management and was priced in the range of similar transactions for comparable life sciences companies. However, the total amount of the December 2003 transaction was below the Company’s fund raising target. Our Board directed management to continue fundraising efforts with the same investment banking firm.

On January 13, 2004, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors, pursuant to which we will sell to such investors, subject to approval of our stockholders, (i) 7,332,219 shares of our common stock, par value $0.01 per share (the “Common Stock”), at a per share purchase price of $0.90, (ii) options to purchase 1,833,052 shares of our Common Stock at an exercise price of $0.90 per share exercisable within five months from the effective date of the registration statement for the transaction (the “Options”), and (iii) four-year warrants exercisable, with certain restrictions on total beneficial ownership, for an aggregate of 3,295,828 shares of Common Stock at an exercise price of $1.32 per share (the “Warrants”). The terms of this transaction are identical in all material respects to the terms of our December 2003 private placement.

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On January 13, 2004, each of Bluegrass Growth Fund LP, Bristol Investment Fund, Ltd., Capital Ventures International, Cranshire Capital, L.P., Crescent International Ltd., Elliott Associates, L.P., Elliott International, L.P., Gryphon Master Fund, LP, Kingsbridge Capital Ltd., Midsummer Investment, Ltd., Portside Growth and Opportunity Fund, SF Capital Partners Ltd., Spectra Investments LLC, Truk International Fund, LP, Truk Opportunity Fund, LLC and UBS O’Connor LLC (collectively referred to herein as the “Initial Investors”) entered into the Purchase Agreement with us, subject to the satisfaction of certain conditions, including stockholder approval.

We are seeking stockholder approval for the sale of the Common Stock, Options and Warrants to the Initial Investors as well as sales of Common Stock, Options and Warrants to additional investors for total aggregate consideration of $10.0 million, as more fully described below.

The Initial Investors have agreed to purchase Common Stock representing aggregate gross proceeds to the Company of $6.6 million in the following amounts:

Bluegrass Growth Fund LP	$250,000
Bristol Investment Fund, Ltd.	$500,000
Capital Ventures International	$750,000
Cranshire Capital, L.P.	$700,000
Crescent International Ltd.	$495,000
Elliott Associates, L.P.	$360,000
Elliott International, L.P.	$540,000
Gryphon Master Fund, LP	$500,000
Kingsbridge Capital Ltd.	$315,000
Midsummer Investment, Ltd.	$500,000
Portside Growth and Opportunity Fund	$250,000
SF Capital Partners Ltd.	$725,000
Spectra Investments LLC	$300,000
Truk International Fund, LP	$27,000
Truk Opportunity Fund, LLC	$135,000
UBS O’Connor LLC	$252,000

In addition to those amounts, we are seeking stockholder approval to add other qualified investors (the “Subsequent Investors” and together with the Initial Investors, the “Investors”), as parties to the Purchase Agreement, and to issue to such Subsequent Investors up to 3,778,892 additional shares of Common Stock, Options to purchase up to 944,726 additional shares and Warrants to purchase up to 1,698,616 additional shares for aggregate gross proceeds to the Company of up to an additional $3.4 million (in addition to $6.6 million aggregate gross proceeds from sales to the Initial Investors, for a total $10.0 million), as our Board of Directors may deem in the best interests of the Company and its stockholders.

AS OF THE DATE OF THIS PROXY STATEMENT, THE COMPANY HAS IDENTIFIED AND IS CURRENTLY IN DISCUSSIONS WITH CERTAIN SUBSEQUENT INVESTORS. THIS PROXY STATEMENT SHALL NOT CONSTITUTE AN OFFER TO

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SELL OR SOLICITATION TO BUY ANY SECURITIES OF THE COMPANY IN THE PRIVATE PLACEMENT OR OTHERWISE.

As proposed, sales to the Subsequent Investors shall be made under the Purchase Agreement and contain the same terms and conditions which apply to the Initial Investors, including the purchase price of $0.90 per share. The Options and Warrants issued to the Subsequent Investors shall contain the same terms and conditions as the Options and Warrants issued to the Initial Investors. All Subsequent Investors shall become parties to the Purchase Agreement.

Reasons for the Proposed Private Placement

We will primarily use the proceeds from the Private Placement to fund our ongoing clinical development of the INACTINE™ Pathogen Reduction System for red blood cells and for general corporate and working capital purposes. We anticipate that the net proceeds from the proposed Private Placement will enhance our liquidity, strengthen our balance sheet and, we believe, provide financing for our operations through the end of 2004.

We believe that if the stockholders do not authorize the Private Placement, our current cash position will not be sufficient to fund current operations beyond June 2004, and it may be difficult to obtain alternative sources of financing on a timely basis or at all. Even if we are able to obtain an alternative source of financing in a timely manner, there can be no assurance that the terms will be as favorable as the terms of the Private Placement, or acceptable at all.

Reasons for Stockholder Approval

Our Common Stock is currently listed on the Nasdaq National Market. We are seeking stockholder approval of the Private Placement in order to ensure compliance with Rule 4350 of the Nasdaq Marketplace Rules (“Nasdaq Rule 4350”).

Under Nasdaq Rule 4350, we are required to obtain stockholder approval for a transaction involving the sale or issuance of shares of Common Stock (or securities convertible into or exercisable for Common Stock) at a price below the book value or market value of such shares, where the amount of stock being issued is equal to 20% or more of our Common Stock outstanding prior to such issuance or represents 20% or more of the voting power outstanding before such issuance. Under the terms of the Private Placement, up to 11,111,111 shares of our Common Stock will be issued to the Investors at a price of $0.90 per share. On January 14, 2004, the closing sale price of our Common Stock on the Nasdaq National Market was $1.18 per share, and we had 41,589,188 shares outstanding. Thus, the Private Placement will result in the issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to more than 20% of our Common Stock outstanding prior to such issuance at a price below the market value. Accordingly, we are seeking stockholder approval of the Private Placement in order to satisfy Nasdaq Rule 4350.

No Dissenters’ Rights

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Under applicable Delaware law, the Company’s stockholders are not entitled to dissenters’ or appraisal rights with respect to the approval of the Private Placement.

Summary of Terms of the Private Placement

The following is a summary of the terms of the Private Placement and the provisions of the transaction documents.

THIS SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENT IS INTENDED TO PROVIDE YOU WITH CERTAIN INFORMATION CONCERNING THE TRANSACTION; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE FORM OF SECURITIES PURCHASE AGREEMENT, REGISTRATION RIGHTS AGREEMENT AND WARRANT WHICH ARE ATTACHED HERETO.

Securities Purchase Agreement

The following summary of the provisions of the Purchase Agreement is qualified in its entirety by the form of Purchase Agreement attached hereto as Annex B and incorporated by reference herein.

Pursuant to the Purchase Agreement entered into with the Initial Investors, we have agreed to sell to the Initial Investors, subject to the approval of our stockholders, (i) 7,332,219 shares of our Common Stock, par value $0.01 per share, at a per share purchase price of $0.90, (ii) options to purchase 1,833,052 shares of our Common Stock at an exercise price of $0.90 per share exercisable within five months from the effective date of the registration statement covering the resale of the shares to be issued in the transaction, and (iii) four-year warrants exercisable, with certain restrictions on total beneficial ownership, for an aggregate of 3,295,828 shares of Common Stock at an exercise price of $1.32 per share.

The sales to the Subsequent Investors shall be under the Purchase Agreement and contain the same terms and conditions which apply to the Initial Investors, including the purchase price of $0.90 per share, and any Subsequent Investors shall be added as parties to the Purchase Agreement. The Options and Warrants issued to the Subsequent Investors shall contain substantially similar terms and conditions as the Options and Warrants issued to the Initial Investors.

Subject to stockholder approval, the closing of the Private Placement (“Closing”) shall occur no later than the third business day following satisfaction of all closing conditions or at another time agreed to by the parties to the Purchase Agreement. The aggregate purchase price to be paid by the Investors to the Company for the securities at the Closing shall not exceed $10.0 million. We have hired SG Cowen Securities Corporation (“SG Cowen”) to act as our exclusive placement agent for the Private Placement. We have agreed to pay SG Cowen a cash fee equal to 7% of the total funds raised from the financing and to issue to them common stock warrants equal to 3% of the equity securities issued.

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Representations and Warranties

The Purchase Agreement contains representations and warranties relating to our organization and qualification, authorization and enforceability of the Purchase Agreement, financial statements, regulatory compliance and other matters customary for transactions of this kind.

Closing Conditions

Unless waived by an Investor, each Investor’s obligation to purchase the securities issued in connection with the Private Placement is conditioned upon:

•	our promptly conducting a meeting of our stockholders for the purpose of securing the required stockholder approval of the Private Placement;

•	the absence of any material adverse change in our financial position, business, assets, liabilities or operations; and

•	other matters customary in transactions of this kind.

Registration Rights Agreement

The following description of the Registration Rights Agreement is qualified in its entirety by the form of Registration Rights Agreement, attached hereto as Annex A. Pursuant to the Registration Rights Agreement, we agreed to file with the SEC, at our expense, within 30 days after the Closing, a registration statement related to the resale of the Common Stock issued to the Investors or issuable upon the exercise of the Warrants and Options. We agreed to use our commercially reasonable efforts to have such registration statement declared effective by the SEC within 90 days after the Closing (120 days in the event of a full review by the SEC). The registration rights include other customary terms, including without limitation, those related to registration expenses, indemnification and other similar provisions.

In the event that the registration statement is not (i) filed within 30 days after the Closing or (ii) declared effective within 90 days after the Closing (120 days in the event of a full review by the SEC), we must pay in cash to each Investor 1.5 % of the Investor’s aggregate purchase price for the first month thereafter, as well as an additional 1.5 % of the Investor’s aggregate purchase price per month (on a pro-rated basis), for each month beyond the first month, during which we have not complied with the foregoing.

In addition, in the event we must suspend use of the registration statement for greater than 30 consecutive days during the time we are required to keep the registration statement effective under the Registration Rights Agreement, we must pay to each Investor in cash 1.5 % of the Investor’s aggregate purchase price for the first month, as well as an additional 1.5 % of the Investor’s aggregate purchase price for each additional month thereafter, while the use of the Registration Statement remains suspended. We currently expect to be required to maintain availability of the registration statement for at least two years following the Closing.

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Amendments

The Purchase Agreement and the Registration Rights Agreement may be modified or amended only pursuant to a written instrument signed by both the Company and each Investor under the Purchase Agreement or all holders of then outstanding shares registrable under the Registration Rights Agreement, respectively.

Warrants

The following description of the rights and preferences of the Warrants is qualified in its entirety by the form of Warrant attached hereto as Annex C and incorporated herein. The Warrants to be issued to the Initial Investors are exercisable for up to 40 % of the number of shares of Common Stock purchased by such Investor, at an exercise price equal to $1.32 per share. The Warrants issued to Subsequent Investors shall contain substantially the same terms and conditions as the Warrants issued to the Initial Investors.

Each Warrant has a term of four years, is fully exercisable from the date of issuance, and includes cashless net exercise provisions. Notwithstanding the foregoing, the Warrants may not be exercised, or net exercised on a cashless basis, if such action would result in the holder (together with its affiliates) beneficially owning more than 4.9999 % of the Company’s Common Stock for purposes of Section 13(d) of the Exchange Act, unless the holder of the Warrant waives such restriction, in which case the restriction is lifted on the 61st day after the waiver. Notwithstanding the foregoing, each Investor may elect, at the time of the initial issuance of the Warrants, to omit these exercise limitations.

If certain changes occur in our capitalization, such as a stock split or stock dividend of the Common Stock, then the exercise price and number of shares issuable upon exercise of the Warrants will be adjusted appropriately.

In the event of any consolidation, merger or reorganization involving the Company (in any such case, a “Fundamental Transaction”), the Warrants may be exercised and redeemed as if they had been exercised prior to the Fundamental Transaction.

Options

The Purchase Agreement provides that each Investor shall have the option to purchase up to 25% of the number of shares of Common Stock purchased by such Investor, at an exercise price equal to $0.90 per share. Each option shall expire five months following the effectiveness of the registration statement relating to the shares sold in the Private Placement.

Impact of the Private Placement on Existing Stockholders—Advantages and Disadvantages

Advantages. Before voting, each stockholder should consider the fact that the Private Placement will provide additional financing, which will be critically important to our efforts to continue our clinical development program and our operations. You should consider the fact that our current capital resources are very limited. We believe that our existing capital resources, together with expected revenue, will be sufficient to support our current operating plan and spending only until June 2004. We will require additional financing to fund our operations beyond that date. Thus, if we do not consummate the Private Placement, we would be forced to

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immediately consider other financing or strategic options. An alternative financing is unlikely to be available on a timely basis, or on acceptable terms, or at all.

Disadvantages. The Private Placement will have a dilutive effect on our current stockholders; current V.I. Technologies, Inc. stockholders’ aggregate percentage ownership of the Company will decline significantly as a result of the Private Placement. The number of shares issued pursuant to the Private Placement will increase substantially the number of shares of Common Stock currently outstanding. This means that our current stockholders will own a much smaller interest in the Company as a result of the Private Placement. For purposes of example only, a stockholder who owned approximately 5.0% of our outstanding stock as of January 13, 2004, would own approximately 3.9% of the shares outstanding immediately after the Private Placement, assuming the maximum investment of $10 million and the issuance of 11,111,111 shares of Common Stock to the Investors, and would own approximately 3.4% of the shares outstanding immediately after the Private Placement, assuming full exercise of the Options and Warrants to purchase 7,772,222 additional shares of Common Stock.

All shares of Common Stock issued in the Private Placement and issuable upon the exercise of the Warrants will be entitled to registration rights. Consequently, if these shares are registered, the shares may be freely transferable without restriction under the Securities Act absent other securities law restrictions. Such free transferability could materially and adversely affect the market price of our Common Stock if a sufficient number of such shares are sold into the market. In addition, even if the shares of Common Stock are not registered, the Investors may be eligible to sell some of the Common Stock pursuant to Rule 144 of the Securities Act.

Post Closing Capitalization

Before the Private Placement, there were 41,589,188 shares of our Common Stock outstanding. Assuming (i) the Investors purchase all 11,111,111 shares of Common Stock offered at a price of $0.90 per share in exchange for aggregate gross proceeds to the Company of $10.0 million, and (ii) assuming full exercise of the Options and Warrants to be issued in the Private Placement for 7,772,222 shares (equal to 65% of the number of shares of Common Stock purchased by the Investors plus warrants issued to SG Cowen as compensation for its service as placement agent), the approximate number of shares of our Common Stock outstanding upon the Closing of the Private Placement would be 60,472,521 shares.

Vote Required and Recommendation for Proposal No. 1

Stockholders are requested in this Proposal No. 1 to approve the proposed Private Placement. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the proposed Private Placement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

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SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to beneficial ownership of our shares of common stock as of January 15, 2004: (i) by each person (or group of affiliated persons) who we know to own beneficially more than five percent of our outstanding shares of common stock; (ii) by the individual who served as our chief executive officer during the fiscal year ended December 27, 2003; (iii) by the executive officers other than the chief executive officer who earned more than $100,000 in the fiscal year ended December 27, 2003 and who were employed by us on December 27, 2003; (iv) by each of our directors; and (v) by all of our current directors and executive officers as a group. As of January 15, 2004, we had 41,589,188 shares of common stock outstanding. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned (1)	Percent of Class
5% Stockholders

Ampersand Funds(2) 55 William Street, Suite 240 Wellesley, MA 02481	11,251,688	27.1%

Pall Corporation 2200 Northern Boulevard East Hills, NY 11548	6,174,590	14.8%

Named Executive Officers and Directors

Richard A. Charpie(3)	11,342,643	27.3%
John R. Barr(4)	856,877	2.0%
Thomas T. Higgins(5)	453,449	1.1%
Samuel K. Ackerman, M.D. (6)	449,343	1.1%
Bernadette L. Alford, Ph.D. (7)	309,804	* *
Irwin Lerner(8)	64,289	* *
David Tendler (9)	45,349	* *
Doros Platika, M.D. (10)	27,054	* *
Joseph M. Limber(11)	25,054	* *
Jeremy Hayward-Surry(12)	9,804	* *

All current directors and executive officers as a group (10 persons)(13)	13,583,666	32.6%

*	Address provided for beneficial owners of 5% or more of the outstanding common stock only.

**	Indicates less than one percent.

(1)	Beneficial ownership of common stock is determined in accordance with the rules of the Securities and Exchange Commission, and includes shares for which the holder has sole or shared voting or investment power. Shares of our common stock subject to options currently exercisable or which become exercisable within 60 days of January 15, 2004 are deemed to be beneficially owned and outstanding by the person holding such options and, in accordance with the rules of the Securities and Exchange Commission, are included for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

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(2)	Consists of 2,161,765 shares held by Ampersand 1999 Limited Partnership (“AMP-99”), 44,118 shares held by Ampersand 1999 Companion Fund Limited Partnership (“AMP-99 CF”), 6,963,020 shares held by Ampersand 1995 Limited Partnership (“AMP-95”), 109,233 shares held by Ampersand 1995 Companion Fund Limited Partnership (“AMP-95 CF”), 331,487 shares held by Ampersand 1994 Limited Partnership (“AMP-94”), 142,065 shares held by Ampersand 1994 Companion Fund Limited Partnership (“AMP-94 CF”), and 1,500,000 shares held by Precision Pharma Services, Inc. (“Precision”). AMP-99 Management Company Limited Liability Company is the general partner of AMP-99 and AMP-99 CF. AMP-95 MCLP LLP is the general partner of AMP-95 Management Company Limited Partnership, which itself is the general partner of both AMP-95 and AMP-95 CF and has voting and investment control over the shares held by those two entities. AMP-94 MCLP LLP is the general partner of AMP-94 Management Company Limited Partnership, which itself is the general partner of both AMP-94 and AMP-94 CF and has voting and investment control over the shares held by those two entities. AMP-99, AMP-99 CF, Ampersand 2001 Limited Partnership (“AMP-01”) and Ampersand 2001 Companion Fund Limited Partnership (“AMP-01 CF”) collectively own a controlling equity interest in Precision and therefore may be deemed to be beneficial owners of shares owned by Precision. These entities disclaim beneficial ownership of shares held by Precision except to the extent of their pecuniary interest therein. Richard A. Charpie is the Principal Managing Member of AMP-99 Management Company Limited Liability Company, the Managing Partner of AMP-95 MCLP LLP and AMP-94 MCLP LLP and the Principal Managing Member of AMP-01 Management Company Limited Liability Company, which is the General Partner of AMP-01 and AMP-01 CF. Dr. Charpie is also a director of Precision. Dr. Charpie disclaims beneficial ownership of shares held by any of the above-listed entities except to the extent of his pecuniary interest therein.

(3)	Consists of shares described in note (2) of which Dr. Charpie may be considered the beneficial owner, 65,955 shares directly owned by Dr. Charpie and 25,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of January 15, 2004. Dr. Charpie disclaims beneficial ownership of the shares described in note (2) except to the extent of his pecuniary interest therein.

(4)	Consists of 12,549 shares owned and 844,328 shares issuable upon the exercise of outstanding options exercisable within 60 days of January 15, 2004.

(5)	Consists of 16,783 shares and 436,666 shares issuable upon the exercise of outstanding options exercisable within 60 days of January 15, 2004.

(6)	Consists of 428,637 shares owned directly, 14,706 shares of which Dr. Ackerman may be considered the beneficial owner and 6,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of January 15, 2004.

(7)	Consists of 9,804 shares and 300,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of January 15, 2004.

(8)	Consists of 32,581 shares and 31,708 shares issuable upon the exercise of outstanding options exercisable within 60 days of January 15, 2004.

(9)	Consists of 16,349 shares and 29,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of January 15, 2004.

(10)	Consists of 9,804 shares and 17,250 shares issuable upon the exercise of outstanding options exercisable within 60 days of January 15, 2004.

(11)	Consists of 9,804 shares and 15,250 shares issuable upon the exercise of outstanding options exercisable within 60 days of January 15, 2004.

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(12)	Consists of 9,804 shares and 0 shares issuable upon the exercise of outstanding options exercisable within 60 days of January 15, 2004.

(13)	Includes 1,705,202 shares issuable upon the exercise of outstanding options exercisable within 60 days of January 15, 2004.

STOCKHOLDER PROPOSALS

Your eligibility as a stockholder to submit proposals, the proper subjects of such proposals and other issues governing stockholder proposals, are regulated by the rules adopted under Section 14 of the Exchange Act. To be considered for inclusion in the proxy statement relating to our annual meeting of stockholders to be held in 2004, stockholder proposals must be received between April 11, 2004 and May 6, 2004. If we do not receive notice of any matter to be considered for presentation at the annual meeting, although not included in the proxy statement, between April 11, 2004 and May 6, 2004, management proxies may confer discretionary authority to vote on the matters presented at the annual meeting by a stockholder in accordance with Rule 14a-4 under the Exchange Act. All stockholder proposals should be marked for the attention of Thomas Higgins, Chief Financial Officer, V.I. Technologies, Inc., 134 Coolidge Avenue, Watertown, Massachusetts 02472.

OTHER MATTERS

Our Board of Directors does not know of any other matter that may come before the special meeting. If any other matters are properly presented to the special meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

Our Board of Directors hopes that stockholders will attend the special meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope or, if your proxy card or voting instruction form so indicates, vote electronically via the Internet or telephone. You are encouraged to vote electronically if you have the option. A prompt response will greatly facilitate arrangements for the special meeting, and your cooperation will be appreciated. Stockholders of record who attend the special meeting may vote their shares even though they have sent in their proxies.

By Order of the Board of Directors

Thomas T. Higgins, Secretary

Watertown, Massachusetts

January 28, 2004

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ANNEX A

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of January     , 2004, by and among V.I. Technologies, Inc., a Delaware corporation (the “Company”), and the investors signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the “Purchase Agreement”).

The Company and the Purchasers hereby agree as follows:

1.	Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Effectiveness Date” means, with respect to the Registration Statement required to be filed hereunder, the earlier of (a) the 90th calendar day following the Closing Date (120th calendar day in the event of a full review by the Commission) and (b) the fifth (5th)Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities and Exchange of 1934, as amended.

“Filing Date” means, with respect to the Registration Statement required to be filed hereunder, the 30th calendar day following the Closing Date.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A

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promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares, the Warrant Shares and the Option Shares issued in connection with the transactions contemplated by the Purchase Agreement, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

2.	Registration.

a)	On or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case the Registration shall be on another appropriate form in accordance herewith). The Registration Statement required hereunder shall contain (except if otherwise directed by the Holders) the “Plan of Distribution” attached hereto as Exhibit A. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event not later than the Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is two years after the Closing Date or such later date when all Registrable Securities covered by the Registration Statement (a) have been sold pursuant to the Registration Statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed to the Company’s transfer agent (the “Effectiveness Period”).

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b)	If: (i) a Registration Statement is not filed on or prior to its Filing Date; provided, however, that if a Holder fails to provide the Company with any information that is required to be provided in the Registration Statement with respect to such Holder, then the Filing Date shall be extended until five (5) Trading Days following the date of receipt by the Company of such required information, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the Effectiveness Date, or (iv) after a Registration Statement is first declared effective by the Commission, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, for in any such cases ten (10) Trading Days (which need not be consecutive days) in the aggregate during any 12-month period (any such failure or breach being referred to as an “Event,” and for purposes of clauses (i) and (iii) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five (5) Trading Day period is exceeded, or for purposes of clause (iv) the date on which such ten (10) Trading Day period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law: (x) on each such Event Date the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder; and (y) on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

3.	Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

a)

Not less than three Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, (i) furnish to the Holders copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference to the extent requested by such Person) which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective

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counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith.

b)	(i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

c)	Notify the Holders of Registrable Securities to be sold as promptly as reasonably possible (and, in the case of (i)(A) below, not less than two Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing promptly following the day (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of the Registration Statement and whenever the Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement foramendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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d)	Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

e)	Furnish to each Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

f)	Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 3(b).

g)	Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each of the registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

h)	If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

i)

Upon the occurrence of any event contemplated by Section 3(b)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration statement nor such Prospectus will contain an untrue statement of a material fact or omit

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to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

j)	Comply with all applicable rules and regulations of the Commission.

The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the Shares.

4)	Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

5)	Indemnification

a)

Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading,

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except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Exhibit A hereto for this purpose) or (2) in the case of an occurrence of an event of the type specified in Section 3(b)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

b)	Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Exhibit A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(b)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

c)

Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the

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“Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

d)	Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as isappropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such

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Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder. The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6)	Miscellaneous

(a) No Piggyback on Registrations. The Company may not include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders. The Company shall use its reasonable best efforts to obtain waivers of piggyback registration rights from existing security holders that have such rights and would otherwise be entitled to exercise them with respect to a Registration Statement. Except as set forth in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company shall not file any other registration statement until after the Effective Date.

(b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(b), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended

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Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within ten (10) days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities.

(f) Lock-up. If the Company delivers to the holders of Registrable Securities a certificate signed by an officer of the Company stating that the managing underwriter of a registered public offering of securities by the Company (the “Offering”) has reasonably requested that such holders refrain from selling or otherwise transferring or disposing of any Registrable Securities or other securities of the Company then held by such holders for a specified period of time during the Offering then, beginning on the later of (i) the 10th business day after receipt of such certificate from the Company and (ii) the commencement of the Offering (which shall be the effective date of the registration statement for such Offering), such holders shall refrain from selling or otherwise transferring or disposing of any Registrable Securities or other Company securities then held by such holders for a specified period of time that is customary under the circumstances (not to exceed 45 days) following the effective date of the registration statement for such Offering; provided, however, that no holder of Registrable Securities shall be restrained from selling or otherwise transferring or disposing of Registrable Securities under this Section 6(f) unless the directors and officers of the Company are also so restrained.

(g) Suspension of Trading. At any time after the Registrable Securities are covered by an effective Registration Statement, the Company may deliver to the holders of such Registrable Securities a certificate (the “Suspension Certificate”) approved by the

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Chief Executive Officer of the Company and signed by an officer of the Company stating that the effectiveness of and sales of Registrable Securities under the Registration Statement would:

(i) materially interfere with any transaction that would require the Company to prepare financial statements under the Securities Act that the Company would otherwise not be required to prepare in order to comply with its obligations under the Exchange Act, or

(ii) require public disclosure of any transaction of the type discussed in Section 6(g)(i) prior to the time such disclosure might otherwise be required.

Beginning ten (10) business days after the receipt of a Suspension Certificate by holders of Registrable Securities, the Company may, in its discretion, require such holders of Registrable Securities to refrain from selling or otherwise transferring or disposing of any Registrable Securities or other Company securities then held by such holders for a specified period of time that is customary under the circumstances (not to exceed 30 days). Notwithstanding the foregoing sentence, the Company shall be permitted to cause holders of Registrable Securities to so refrain from selling or otherwise transferring or disposing of any Registrable Securities or other securities of the Company on only one occasion during each twelve consecutive month period that the Registration Statement remains effective. The Company may impose stop transfer instructions to enforce any required agreement of the holders under this Section 6(e). If the holders of Registrable Securities are restrained from selling or otherwise transferring or disposing of Registrable Securities under this Section 6(g) for a period that exceeds 30 consecutive days, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder, for each 30 day period during which the holders of Registrable Securities are so restrained.

(h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number provided for below later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be delivered and addressed as set forth in the Purchase Agreement

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(i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(j) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(k) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of law thereof.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(o) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

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*************************

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

V.I. TECHNOLOGIES, INC.

By:

John Barr, President and CEO

[PURCHASER’S SIGNATURES PAGES TO FOLLOW]

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[PURCHASERS’ SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

[NAME OF PURCHASER]

By:

Name Title:

[ADDITIONAL PURCHASER SIGNATURES FOLLOW]

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EXHIBIT A

Plan of Distribution

The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933

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amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Stockholders have informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay all fees and expenses incident to the registration of the shares.

The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

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ANNEX B

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of January     , 2004, among V.I. Technologies, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature pages hereto (each a “Purchaser” and collectively the “Purchasers”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, in the aggregate, up to              shares of Common Stock and Warrants to purchase up to              shares of Common Stock.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I

DEFINITIONS

1.1	Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Common Stock pursuant to Section 2.1.

“Closing Date” means the date of the Closing, which date shall not be later than three (3) business days following the satisfaction of each of the conditions set forth in Section 2.2 hereof.

“Closing Price” means the volume weighted average price per share of Common Stock calculated on the basis of transactions reported by the Nasdaq Stock Market over the ten days preceding the Closing Date.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, $0.01 par value per share, and any securities into which such common stock may hereafter be reclassified.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

“Disclosure Schedules” means the Disclosure Schedules attached as Annex I hereto.

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(l).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(b).

“Per Share Purchase Price” means $.90.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchaser Option” shall have the meaning ascribed to such term in Section 2.3.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of Exhibit A hereto.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrants, the Warrant Shares and the Option Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Subsidiary” shall have the meaning ascribed to such term in Section 3.1(a).

“Subscription Amount” means, as to each Purchaser and the Closing, the amounts set forth below such Purchaser’s signature block on the signature page hereto, in United States dollars and in immediately available funds.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the Nasdaq Stock Market.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Warrant and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrants” means the Common Stock Purchase Warrants, in the form of Exhibit B, issuable to the Purchasers at Closing, which warrants shall be exercisable immediately and have an exercise price of $1.32 and a term of exercise of four (4) years.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II

PURCHASE AND SALE

2.1	Closing. At the Closing, the Purchasers shall purchase, severally and not jointly, and the Company shall issue and sell, in the aggregate, a number of shares of Common Stock equal to shares of Common Stock and Warrants to purchase up to shares of Common Stock on the Closing Date. Each Purchaser shall purchase from the Company, and the Company shall issue and sell to each Purchaser, a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price. No later than three (3) business days following the satisfaction of each of the conditions set forth in Section 2.2, the Closing shall occur at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, or such other location as the parties shall mutually agree.

2.2	Closing Conditions.

(a) At the Closing the Company shall deliver or cause to be delivered to each Purchaser:

(i) this Agreement duly executed by the Company;

(ii) a certificate evidencing a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(iii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock equal to 40% of the Shares to be issued to such Purchaser at such Closing;

(iv) the Registration Rights Agreement duly executed by the Company;

(v) a legal opinion of Company Counsel, in the form of Exhibit C attached hereto.

(b) At the Closing each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Purchaser;

(ii) such Purchaser’s Subscription Amount as to such Closing by wire transfer to the account of the Company; and

(iii) the Registration Rights Agreement duly executed by such Purchaser.

(c) All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date.

(d) As of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

(e) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

(f) The approval of the Company’s stockholders of the issuance of the Shares for purposes of the requirements set forth in NASD Marketplace Rule 4350(i)(1)(D) shall have been obtained, at a special meeting of stockholders to be called for that purpose. The Company shall obtain such approval within 45 days of the date of this Agreement.

2.3	Purchaser Option. Each Purchaser shall have the option to purchase from the Company, and the Company shall issue and sell to each such Purchaser who exercises such option, up to a number of Shares equal to twenty-five percent (25%) of such Purchaser’s Subscription Amount divided by the Per Share Purchase Price (the “Purchaser Option”) at a purchase price equal to the Per Share Purchase Price per share. The Purchaser Option shall expire five (5) months following the Effective Date. Each Purchaser exercising the Purchaser Option shall deliver to the Company an Exercise Form as set forth in the form of Exhibit D hereto. Within five (5) days of receipt of such Exercise Form, the Company shall deliver to the Purchaser exercising such Purchaser Option a certificate evidencing the number of Shares purchased pursuant to the Purchaser Option (collectively, the “Option Shares”).

2.4	Additional Purchase. Subject to receipt of notice from the Company confirming the approval of the Company’s stockholders, and subject to the satisfaction of the conditions set forth in Section 2.2 hereof, each Purchaser shall have the obligation to purchase such additional number of shares of Common Stock, at the Per Share Purchase Price, requested by the dollar amount set forth under “Additional Purchaser Obligation” on the Purchaser’s signature page attached hereto.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1	Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules delivered concurrently herewith, the Company hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to each Purchaser:

(a) Subsidiaries. Except for V.I. Technologies Ltd., an entity incorporated for regulatory purposes in the United Kingdom (the “Subsidiary”), the Company has no direct or indirect subsidiaries. The Company owns, directly or indirectly, all of the capital stock of its Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, “Liens”), and all the issued and outstanding shares of capital stock of the Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

(b) Organization and Qualification. Each of the Company and the Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor the Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiary, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(c)Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) as limited by public policy.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or the Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or the Subsidiary is a party or by which any property or asset of the Company or the Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or the Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or the Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. Other than as set forth in Section 2.2(f) hereof, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing with the Commission of the Registration Statement, the application(s) to each Trading Market for the listing of the Shares, Warrant Shares and Option Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings, (b) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws, and (c) such other filings as may be required following the Closing Date under the Securities Act, the Exchange Act and corporate law.

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

(g) Capitalization. The capitalization of the Company is as described in the Company’s most recent periodic report filed with the Commission. The Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan, pursuant to the conversion or exercise of Common Stock Equivalents outstanding on the date hereof, and in connection with the private placement transactions announced by the Company on December 5, 2003 (the “December 5 Transaction”). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, the warrants and options issued to the purchasers in the December 5 Transaction, and except for employee stock options under the Company’s stock option plans and except for employee rights under the Company’s employee stock purchase plan, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

(h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports” and, together with the Disclosure Schedules to this Agreement, the “Disclosure Materials”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or employee stock purchase plans. The Company does not have pending before the Commission any request for confidential treatment of information.

(j) Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Compliance. Except as disclosed in the SEC Reports, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

(l) Title to Assets. The Company and the Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiary, taken as a whole, and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiary, taken as a whole, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiary are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiary are in material compliance.

(m) Patents and Trademarks. To the knowledge of the Company and the Subsidiary, the Company and the Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company

nor the Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or the Subsidiary violates or infringes the rights of any Person.

(n) Insurance. The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiary are engaged. Neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(o) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or the Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(p) Internal Accounting Controls. The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiary, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-K or 10-Q, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the quarter ended September 27, 2003 (such date, the “Evaluation Date”). The Company presented in its Form 10-Q for the quarter ended September 27, 2003 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal control over financial reporting (as such term is defined in Exchange Act Rules 13a-15 and 15d-15) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal control over financial reporting.

(q) Certain Fees. The Purchasers shall have no obligation with respect to any brokerage or finder’s fees or commissions payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other entity with respect to the transactions contemplated by this Agreement.

(r) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(s) Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(t) Registration Rights. Except for registration rights held by Ampersand Ventures, Pall Corporation and J.P. Morgan Partners and registration rights that have been waived, no Person has any outstanding right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(u) Form S-3 Eligibility. Subject to the Company’s continued listing on The Nasdaq Stock Market, the Company is eligible to register the resale of its Common Stock by the Purchasers under Form S-3 promulgated under the Securities Act.

(v) Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market, other than notices that have been satisfactorily resolved. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(w) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(x) Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this

Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(y) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

(b) Investment Intent. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

( c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is (a) an “accredited investor” as defined in Rule 501(a) under the Securities Act, and/or (b) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) Registration Required. Such Purchaser hereby covenants with the Company not to make any sale of the Shares, Warrant Shares or Option Shares without complying with the provisions hereof and of the Registration Rights Agreement, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless such Purchaser is selling such Shares, Warrant Shares or Option Shares in a transaction not subject to the prospectus delivery requirement), and such Purchaser acknowledges that the certificates evidencing the Shares, Warrant Shares or Option Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith.

(g) No Tax or Legal Advice. Such Purchaser understands that nothing in this Agreement, any other Transaction Document or any other materials presented to such Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Certificates evidencing the Shares, Warrant Shares and Option Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Shares, Warrant Shares or Option Shares pursuant to Rule 144, or (iii) if such Shares, Warrant Shares or Option Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date if required by the Company’s transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than five (5) Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares, Warrant Shares or Option Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the Closing Price of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after such fifth (5th) Trading Day until such certificate is delivered. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e) Each Purchaser severally and not jointly agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such holder of Securities, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market. The Company covenants to obtain shareholder approval prior to closing any subsequent transaction that may be deemed to be integrated with this offering for the purposes of the rules of the Nasdaq Stock Market.

4.4 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Eastern time on the Business Day following the date of this Agreement, issue a press release or file a Current

Report on Form 8-K, in each case reasonably acceptable to each Purchaser disclosing the transactions contemplated hereby. The Company and each Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with notice of such public statement or communication. Notwithstanding the foregoing, other than as set forth above, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

4.5 Shareholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and other general purposes.

4.8 Indemnification of Purchasers. The Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to: (a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or (b) any cause of action, suit or claim brought or made against such Purchaser Party and arising solely out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents and without causation by any other activity, obligation, condition or liability pertaining to such Purchaser. The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

4.9 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares and Option Shares pursuant to this Agreement and Warrant Shares pursuant to the Warrants.

4.10 Listing of Common Stock. The Company hereby agrees to use commercially reasonably efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list the applicable Shares, Warrant Shares and Option Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares, Warrant Shares and Option Shares, and will take such other action as is necessary or desirable in the opinion of the Purchasers to cause the Shares, Warrant Shares and Option Shares to be listed on such other Trading Market as promptly as possible.

4.11 Subsequent Equity Sales. From the date hereof until 30 days after the Effective Date, neither the Company nor the Subsidiary shall issue additional shares of Common Stock or Common Stock Equivalents. Notwithstanding anything to the contrary herein, this Section 4.11 shall not apply to the following: (a) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, or (b) the exercise of any security issued by the Company in connection with the offer and sale of the Company’s securities pursuant to this Agreement, or (c) the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date hereof, provided such securities have not been amended since the date hereof, (d) acquisitions or strategic investments, the primary purpose of which is not to raise capital, (e) issuances of equity shares of Common Stock or Common Stock Equivalents in connection with or in contemplation of strategic alliances or corporate collaborations with non-financial purchasers, or (f) up to $6,600,000 worth of Common Stock or Common Stock Equivalents.

ARTICLE V

MISCELLANEOUS

5.1 Fees and Expenses. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, except that the Company shall reimburse the Purchasers for the fees and expenses of legal counsel to the Purchasers, up to an aggregate maximum of $25,000. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers at least 50% of the amount of Securities originally purchased by such Purchaser hereunder, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchasers.”

5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9 Survival. The representations and warranties contained herein shall terminate upon the Closing and delivery of the Shares.

5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

V.I. TECHNOLOGIES, INC.		Address for Notice:

By:		134 Coolidge Avenue
	Name: Title:	Watertown, MA 02472 Attn: Thomas T. Higgins Tel: (617) 926-1551

With copy to (which shall not constitute notice):

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

Attn: William T. Whelan, Esq.

Tel: 617-348-1869

Fax: 617-542-2241

[SIGNATURE PAGE CONTINUES]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

Address for Notice:
[NAME OF PURCHASER]

By:
Name:
Title:

Subscription Amount: $

Additional Purchaser Obligation:

[ADDITIONAL PURCHASER SIGNATURES FOLLOW]

EXHIBIT D

PURCHASER OPTION EXERCISE FORM

To:     V.I. Technologies, Inc.

Ladies and Gentlemen:

I hereby exercise my Purchaser Option to purchase                      shares of common stock, $0.01 par value, of V.I. Technologies, Inc., at the exercise price of the Per Share Purchase Price per share, pursuant to and subject to the terms of that certain Securities Purchase Agreement between the Company and the Purchasers named therein dated as of January 13, 2004, the terms of which are hereby incorporated by reference.

I am paying the option exercise price for the shares as follows:

Very truly yours,

Signature

Print Name

Date

ANNEX I

Disclosure Schedules of V.I. Technologies, Inc.

Securities Purchase Agreement

Dated as of January __, 2004

Schedule 3.1(g)

FOR IMMEDIATE RELEASE

V.I. Technologies Announces $3.4 Million Private Placement

Watertown, MA (December 5, 2003)—V.I. Technologies, Inc. (Nasdaq: VITX) (“Vitex” or “the Company”), a biotechnology company dedicated to developing products that improve the safety of the blood supply by pathogen reduction, today announced that it had entered into agreements to sell approximately 3,777,777 shares of its common stock to institutional investors at a negotiated price of $0.90 per share for gross proceeds to the Company of approximately $3.4 million. The investors will also receive a five (5)–month option to purchase approximately 944,444 additional shares at $0.90 per share and four (4)–year warrants to purchase approximately 1,511,110 shares, exercisable for cash only, at a purchase price of $1.32 per share. Definitive agreements have been signed by the investors and the funding is expected to occur on or before December 9, 2003. SG Cowen Securities Corporation acted as the Company’s exclusive placement agent for this transaction.

Vitex expects to use the net proceeds from this transaction to fund the ongoing clinical development of the INACTINE™ Pathogen Reduction System for red blood cells and for general working capital purposes.

The offering was made only to accredited investors, as such term is defined in accordance with the Securities Act of 1933, or any state securities laws. Therefore, the securities may not be offered or sold in the United States absent registration or exemption from the Securities Act of 1933 and any applicable state securities laws. However, the Company has agreed to file a registration statement for the resale of the shares of common stock and the shares of common stock underlying the options and warrants within thirty (30) days following the closing. This news release is neither an offer to sell nor a solicitation of an offer to buy shares of the Company’s common stock or warrants to purchase common stock.

About Vitex

Vitex is developing products designed to improve the safety of the world’s blood supply. The Company’s proprietary INACTINE™ technology, currently in Phase III clinical trials, is designed to inactivate a wide range of viruses, bacteria and parasites, and has demonstrated its ability to remove prion proteins, while preserving the therapeutic properties of red blood cells. The technology works by binding to the RNA or DNA of the pathogen. Once bound, the compound forms an irreversible bond to the pathogenic nucleic acid, preventing replication and thereby “killing” the pathogens. The Company’s lead product is INACTINE™ Pathogen Reduction System for red blood cells. Over 40 million red cell units are transfused annually in the U.S., Europe and Japan, representing an over $4 billion market opportunity. The Company currently has partnerships with Pall Corporation, Haemonetics Corporation and Amersham Biosciences. For more information on Vitex, please visit our Web site at: www.vitechnologies.com.

Except for the historical information contained herein, the matters discussed are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, such as execution of the Company’s financing plans, quarterly fluctuations in operating results, anticipated clinical trial timelines or results, the timely availability of new products, market acceptance of the Company’s products, the impacts of competitive products and pricing, government regulation of the Company’s products and other risks and uncertainties set forth in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made herein.

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FOR IMMEDIATE RELEASE

V.I. Technologies Resale Registration Statement Declared Effective

Watertown, MA (January 9, 2004)—V.I. Technologies, Inc. (Nasdaq: VITX) (“Vitex” or “the Company”), a biotechnology company dedicated to developing products that improve the safety of the blood supply by pathogen reduction, today reported that the Securities and Exchange Commission (“SEC”) has declared effective the registration for resale of the equity securities sold by Vitex in its recent $4 million private placement. The private placement consisted of 4,446,665 shares of common stock plus warrants. Funding was completed on December 15, 2003 and a Form S-3 Resale Registration Statement was filed with the SEC immediately thereafter. SG Cowen Securities Corporation acted as the Company’s exclusive placement agent for the private placement transaction.

About Vitex

Vitex is developing products designed to improve the safety of the world’s blood supply. The Company’s proprietary INACTINE™ technology, currently in a Phase III clinical trial, is designed to inactivate a wide range of viruses, bacteria and parasites, and has demonstrated its ability to remove prion proteins, while preserving the therapeutic properties of red blood cells. The technology works by binding to the RNA or DNA of the pathogen. Once bound, the compound forms an irreversible bond to the pathogenic nucleic acid, preventing replication and thereby “killing” the pathogens. The Company’s lead product is INACTINE™ Pathogen Reduction System for red blood cells. Over 40 million red cell units are transfused annually in the U.S., Europe and Japan, representing an over $4 billion market opportunity. The Company currently has partnerships with Pall Corporation, Haemonetics Corporation and Amersham Biosciences. For more information on Vitex, please visit our Web site at: www.vitechnologies.com.

Except for the historical information contained herein, the matters discussed are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, such as execution of the Company’s financing plans, quarterly fluctuations in operating results, anticipated clinical trial timelines or results, the timely availability of new products, market acceptance of the Company’s products, the impacts of competitive products and pricing, government regulation of the Company’s products and other risks and uncertainties set forth in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made herein.

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Schedule 3.1(i)

FOR IMMEDIATE RELEASE

V.I. Technologies Settles Outstanding Receivables—Collects $1.5 Million in Cash and Return of Vitex Shares

Watertown, MA (January 13, 2004)—V.I. Technologies, Inc. (Nasdaq: VITX) (“Vitex” or “the Company”), a biotechnology company dedicated to developing products that improve the safety of the blood supply by pathogen reduction, today reported that it had reached a settlement with Precision Pharma Services, Inc. (“Precision”) of amounts due to Vitex related to the 2001 sale to Precision of its plasma operations.

Under terms of the agreement, Precision will pay Vitex $1.5 million in cash and will return 4.4 million shares of Vitex common stock or 75% of the shares it had acquired in the 2003 rights offering. The total value of the consideration to be received by Vitex, based upon the most recent closing price on the NASDAQ Stock Market, is $6.4 million. Vitex will release Precision from all obligations which total $5.4 million as of the end of fiscal 2003. The shares to be returned by Precision represent nearly 10% of Vitex’s 45.9 million outstanding common shares. The transaction will be anti-dilutive to Vitex shareholders.

Vitex reported in its 2003 third quarter Form 10Q that it was in preliminary discussions with Precision to settle the outstanding receivables. At that time, Vitex reported that Precision’s largest customer intended to exit the plasma business, thereby creating uncertainty about Precision’s ability to make payments against amounts due to Vitex. Vitex concluded that the risk of recovery of the receivables would increase with time and this led to the agreement. Precision is majority-owned by Ampersand Ventures, a shareholder of Vitex.

About Vitex

Vitex is developing products designed to improve the safety of the world’s blood supply. The Company’s proprietary INACTINE™ technology, currently in a Phase III clinical trial, is designed to inactivate a wide range of viruses, bacteria and parasites, and has demonstrated its ability to remove prion proteins, while preserving the therapeutic properties of red blood cells. The technology works by binding to the RNA or DNA of the pathogen. Once bound, the compound forms an irreversible bond to the pathogenic nucleic acid, preventing replication and thereby “killing” the pathogens. The Company’s lead product is INACTINE™ Pathogen Reduction System for red blood cells. Over 40 million red cell units are transfused annually in the U.S., Europe and Japan, representing an over $4 billion market opportunity. The Company currently has partnerships with Pall Corporation, Haemonetics Corporation and Amersham Biosciences. For more information on Vitex, please visit our Web site at: www.vitechnologies.com.

Except for the historical information contained herein, the matters discussed are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties, such as execution of the Company’s financing plans, quarterly fluctuations in operating results, anticipated clinical trial timelines or results, the timely availability of new products, market acceptance of the Company’s products, the impacts of competitive products and pricing, government regulation of the Company’s products and other risks and uncertainties set forth in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from any forward-looking statements made herein.

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ANNEX C

FORM OF WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES

W-

STOCK PURCHASE WARRANT

To Purchase              Shares of Common Stock of

V.I. Technologies, Inc.

THIS STOCK PURCHASE WARRANT CERTIFIES that, for value received,                  (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after January     , 2004 (the “Initial Exercise Date”) and on or prior to the close of business on January     , 2008 (the “Termination Date”) but not thereafter, to subscribe for and purchase from V.I. Technologies, Inc., a corporation incorporated in the State of Delaware (the “Company”), up to                  shares (the “Warrant Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $1.32, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as

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provided herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated January     , 2004, between the Company and the investors signatory thereto.

1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, to up to three (3) Persons in any 12 month period, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant.

(a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Warrant Shares so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within five (5) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the close of business on the fifth (5th) Trading Day after the date of exercise, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the close of business on the fifth (5th) Trading Day after the date of exercise, and if after such fifth (5th) Trading Day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of

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Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

(b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(c) Notwithstanding anything herein to the contrary, in no event shall the Holder be permitted to exercise this Warrant for Warrant Shares to the extent that (i) the number of shares of Common Stock beneficially owned by such Holder, together with any affiliate thereof (other than Warrant Shares issuable upon exercise of this Warrant) plus (ii) the number of Warrant Shares issuable upon exercise of this Warrant, would be equal to or exceed 4.9999% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon exercise of this Warrant held by such Holder after application of this Section 3(c). As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder. To the extent that the limitation contained in this Section 3(c) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a Holder to exercise this Warrant into Warrant Shares at such time as such exercise will not violate the provisions of this Section 3(c). The provisions of this Section 3(c) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior notice to the Company, and the provisions of this Section 3(c) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). No exercise of this Warrant in violation of this Section 3(c) but

3

otherwise in accordance with this Warrant shall affect the status of the Warrant Shares as validly issued, fully-paid and nonassessable.

(d) If at any time after one year from the date of issuance of this Warrant there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B)(X)] by (A), where:

(A) = the VWAP on the trading day preceding the date of such election;

(B) = the Exercise Price, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

For purposes of this Warrant, “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on the Nasdaq Stock Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Nasdaq Stock Market as reported by Nasdaq (based on a trading day of 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on the Nasdaq Stock Market and if prices for the Common Stock are then quoted on the OTC Bulletin Board (or any successor market), the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board (or any successor market); (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board (or any successor market) and if prices for Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized independent appraiser selected in good faith by the Company.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

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6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

7. Transfer, Division and Combination.

(a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e) If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A promulgated under the Securities Act.

8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

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Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11. Adjustments of Exercise Price and Number of Warrant Shares; Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

12. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring

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corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

15. Notice of Corporate Action. If at any time:

(a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or

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merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (y) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (z) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

16. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations,

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exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

17. Miscellaneous.

(a) Jurisdiction. This Warrant shall constitute a contract under the laws of the Commonwealth of Massachusetts, without regard to its conflict of law, principles or rules.

(b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement; provided upon any permitted assignment of this Warrant, the assignee shall promptly provide the Company with its contact information.

(e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(g) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and each Person then holding a Warrant.

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(i) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(j) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(k) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

********************

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: January     , 2004

V.I. TECHNOLOGIES, INC.

By:

Name: Title:

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NOTICE OF EXERCISE

To:    V.I. Technologies, Inc.

(1)	The undersigned hereby elects to purchase Warrant Shares of V.I. Technologies, Inc. pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)	Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 3(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 3(d).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following:

(4) Accredited Investor and/or Qualified Institutional Buyer. The undersigned is (i) an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and/or (ii) a “qualified institutional buyer” as defined in Rule 144A promulgated under the Securities Act.

[NAME OF PURCHASER]

By:
Name: Title:

Dated:

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ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

.

Dated:                                  ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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ANNEX D

FORM OF OPINION

[MINTZ, LEVIN, COHN, FERRIS, GLOVSKY & POPEO, P.C. Letterhead]

January     , 2004

To the Purchasers identified in the Purchase Agreement defined below

Re:	Securities Purchase Agreement between V.I. Technologies, Inc. and the Purchasers signatory thereto

Ladies and Gentlemen:

This opinion is furnished to you pursuant to the Securities Purchase Agreement by and between the purchasers signatory thereto (the “Purchasers”) and V.I. Technologies, a Delaware corporation (the “Company”), dated as of January     , 2004 (the “Purchase Agreement”), which provides for the issuance and sale by the Company of, in the aggregate,              shares of the Company’s Common Stock (the “Common Shares”) and Warrants to purchase Common Shares. All terms used herein have the meanings defined for them in the Purchase Agreement unless otherwise defined herein.

We have acted as counsel for the Company in connection with the preparation of the Purchase Agreement and the Registration Rights Agreement (collectively, the “Agreements”) and the Warrants. As counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law as we considered necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

As used in this opinion, the expression “to our knowledge” refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Agreements and the Warrants and the transactions contemplated thereby, and without any independent investigation of any underlying facts or circumstances.

For purposes of this opinion, we have assumed that you have all requisite power and authority, and have taken any and all necessary corporate or other action, to execute and deliver the Agreements, and we have assumed that the representations and warranties made by each Purchaser in the Agreements and pursuant thereto are true and correct.

Our opinion contained in paragraph 1 below with respect to the valid existence and good standing of the Company in the State of Delaware is based solely upon a certificate to such effect

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issued as of January     , 2004, by the Secretary of State of the State of Delaware, and is given as of the date of such certificate.

Our opinion contained in paragraph 3 below with respect to the noncontravention of material agreements is based in part on a certificate to such effect dated as of January     , 2004, from the Company’s President and Chief Executive Officer.

This opinion is limited to the laws of the Commonwealth of Massachusetts, the General Corporation Law of the State of Delaware, and the federal laws of the United States of America, and we express no opinions with respect to the law of any other jurisdiction.

Based upon and subject to the foregoing, we are of the opinion that:

1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Company’s SEC Reports.

2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements and to issue the Common Shares, Warrants, Warrant Shares and the Option Shares. The execution and delivery of the Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Agreements has been duly executed and delivered and each of the Agreements constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies, by other equitable principles of general application, and, in the case of the indemnification provisions set forth in the Registration Rights Agreement, by public policy.

3. The execution, delivery and performance of the Agreements by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Shares, Warrants, Warrant Shares and Option Shares, does not and will not (i) result in a violation of the Company’s Certificate of Incorporation or Bylaws; (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give rise to any rights of termination, amendment, acceleration or cancellation of, any material agreement included as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2002; or (iii) result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect.

4. The issuance of the Shares, Warrants, Warrant Shares and Option Shares in accordance with the Purchase Agreement will be exempt from registration under the Securities Act of 1933, as amended. When so issued, the Shares and the Warrants will be duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Company’s Certificate of Incorporation or Bylaws or, to our knowledge, in any agreement to which the Company is party.

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This opinion is furnished to the Purchasers solely for their benefit in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.

Very truly yours,
MINTZ, LEVIN, COHN, FERRIS, GLOVSKY & POPEO, P.C.

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PROXY

V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MA 02472

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Thomas T. Higgins and Chithra Baylis, or either of them, as proxies and attorneys-in-fact, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of V.I. Technologies, Inc. (the “Company”) held of record by the undersigned on January 23, 2004 at the Special Meeting of Stockholders to be held February 12, 2004 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return it using the enclosed envelope or vote by telephone or internet. We encourage you to vote electronically. Thank you for your prompt consideration of these matters.

Sincerely,

V.I. Technologies, Inc.

DETACH HERE

☒    PLEASE MARK VOTES AS IN THIS EXAMPLE.

Management recommends a vote FOR Proposal No. 1.

1.	Approve the sale and issuance, in a private placement to certain investors, of up to 11,111,111 shares of our Common Stock at a purchase price of $0.90 per share, Options to purchase up to an additional 2,777,778 shares of our Common Stock at a purchase price of $0.90 per share, and Warrants to purchase up to an additional 4,994,444 shares of our Common Stock at an exercise price of $1.32 per share (the “Private Placement”), in exchange for aggregate gross proceeds payable to the Company at the closing of up to $10,000,000;

FOR ☐                AGAINST ☐                ABSTAIN ☐

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.

Mark here for address change and notification. ☐

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:                                      Date:                               Signature:                                      Date: